SUPPLEMENT TO THE PROSPECTUS OF
FIDELITY RETIREMENT RESERVES,®
FIDELITY INCOME ADVANTAGE,®
AND FIDELITY LIFETIME RESERVES®
ISSUED BY FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY ("FILI")

SUPPLEMENT TO THE PROSPECTUS OF
RETIREMENT RESERVES, INCOME ADVANTAGE, AND LIFETIME RESERVES ISSUED BY
EMPIRE FIDELITY INVESTMENTS
LIFE INSURANCE COMPANY® ("EFILI")

EACH DATED APRIL 30, 2006

THE FUNDS

The following fund name changed as indicated below.

The fund formerly known as Credit Suisse Small Cap Growth is now named Credit Suisse Small Cap Core I.

Important

You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-800-544-2442.

NRR/EVA/FIA/EFIA/VUL/EVUL-12-06 December 1, 2006
1.841466.100